Exhibit 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Fifth Amendment”) is dated as of October 8, 2007, and is made by and among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 3, 2005, as amended by that certain First Amendment, Waiver, and Consent to Amended and Restated Credit Agreement, dated as of July 15, 2005, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 22, 2006 and effective as of August 15, 2006, that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 11, 2006 and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of September 7, 2007 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“Fifth Amendment Effective Date means October 8, 2007.”

“Hydrocarbons mean collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.”

(b) Continuation of or Change in Business; Parent Holding Company Status. Section 8.2.10 [Continuation of or Change in Business; Parent Holding Company Status] is hereby amended and restated to read as follows:

“8.2.10 Continuation of or Change in Business; Parent Holding Company Status.

Each of the Loan Parties (other than the Parent) shall not, and shall not permit any of its Subsidiaries to, engage in any business in the United States other than (i) the coal and Hydrocarbon land management business, including coal leasing and the collection of coal and Hydrocarbon royalties and the ownership and operation of coal infrastructure (including coal loading and coal handling), (ii) the business of managing and harvesting timberlands, (iii) the midstream business, including the transportation of crude oil and liquid and gaseous Hydrocarbons and (iv) any other business which would not, as a result, substantially change the general nature of the business engaged in by the Loan Parties and each of the Subsidiaries, on a consolidated basis as engaged in by such parties on October 8, 2007. The Parent may not engage in any business and may not have any assets or liabilities other than those resulting from its ownership of the Borrower.

3. Conditions to Effectiveness. This Fifth Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent (the “Fifth Amendment Effective Date”):

(a) Execution and Delivery of Fifth Amendment. The Borrower, the Guarantors, each of the Lenders, and the Agent shall have executed those Loan Documents to which it is a party, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Lenders and the Agent.

(b) Amendment to Guaranty. Each of the Guarantors shall have executed an amendment to Guarantee Agreement in form of Exhibit A attached hereto.

(c) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated as of the Fifth Amendment Effective Date and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Fifth Amendment and the other Loan Documents together with resolutions of the general partner of the Parent of each Loan Party evidencing same;

(ii) the names of the officer or officers authorized to sign this Fifth Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the Fifth Amendment Effective Date, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(d) Material Adverse Change. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Fifth Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.

(e) Litigation. Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Fifth Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(f) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the Fifth Amendment closing date and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the Fifth Amendment closing date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (2) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Fifth Amendment; (3) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and (4) no Material Adverse Change has occurred with respect to any Loan Party since March 3, 2005.

(g) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this Fifth Amendment shall be true and correct on and as of the Fifth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other Material Contract, as of the Fifth Amendment Effective Date.

(h) Note Purchase Agreement. No “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) is in existence or has occurred and is continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Fifth Amendment.

(i) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Fifth Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(j) Amendment Fee. The Borrower shall have paid to the Agent the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent’s counsel in connection with this Amendment.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Fifth Amendment, and (ii) no “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) shall have occurred and be continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Fifth Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the Fifth Amendment Effective Date and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Fifth Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Fifth Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Fifth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Fifth Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Fifth Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fifth Amendment as of the day and year first above written.

BORROWER

PENN VIRGINIA OPERATING CO., LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

BNP PARIBAS, individually and as Managing Agent

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

BRANCH BANKING & TRUST COMPANY

By:	/s/ Hugh Ferguson
Name:	Hugh Ferguson
Title:	Senior Vice President

COMERICA BANK

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Assistant Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A. successor by merger to FLEET NATIONAL BANK, individually and as Documentation Agent

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, individually and as Syndication Agent

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, individually and as Managing Agent

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

AMEGY BANK NATIONAL ASSOCIATION (formerly Southwest Bank of Texas, N.A.)

By:	/s/ Kenneth R. Batson, III
Name:	Kenneth R. Batson, III
Title:	Vice President

SUNTRUST BANK, individually and as Documentation Agent

By:	/s/ Carmen J. Malizia
Name:	Carmen J. Malizia
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By: Penn Virginia Resource GP, LLC, its sole general partner

CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN I, LLC
PVR HAMLIN II, LLC
PVR HAMLIN, L.P.

By: PVR Hamlin I, LLC, its sole general partner

PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR OKLAHOMA NATURAL GAS
GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC
WISE LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President

EXHIBIT A

SECOND AMENDMENT TO GUARANTEE AGREEMENT

This Second Amendment to Guarantee Agreement (the “Amendment”) dated as of October 8, 2007, is made and given by EACH OF THE SIGNATORIES HERETO (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of March 3, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Penn Virginia Operating Co., LLC (the “Borrower”), the Lenders and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, certain of the Lenders or their Affiliates may enter into Lender-Provided Interest Rate Hedges and Lender-Provided Commodity Hedges with the Borrower;

WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement and from the Lender-Provided Interest Rate Hedges and the Lender-Provided Commodity Hedges; and

WHEREAS, in addition to the foregoing, certain of the covenants contained in the Guarantee are being amended and restated by the terms of this Amendment, all as more specifically provided herein.

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantor hereby agrees as follows:

1. Definitions. All defined terms used herein but not otherwise defined herein shall have the meanings ascribed to them or incorporated by reference in the Guarantee.

2. Reaffirmation of Guarantee. Guarantor hereby ratifies and confirms that the Guarantee continues in full force and effect and agrees that the Guarantee shall inure to the benefit of the Agent and each of the Lenders.

3. Borrower Hedge Agreement Obligations. The definition of Borrower Hedge Agreement Obligations contained in Section 1.1 [Definitions] of the Guarantee is hereby amended and restated as follows:

“Borrower Hedge Agreement Obligations”. The collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Lender-Provided Interest Rate Hedge and Lender-Provided Commodity Hedge after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Lender-Provided Interest Rate Hedge, any Lender-Provided Commodity Hedge or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender that are required to be paid by the Borrower pursuant to the terms of any Lender-Provided Interest Rate Hedge and Lender-Provided Commodity Hedge).

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

6. Incorporation into Guarantee. This Amendment shall be incorporated into the Guarantee by this reference.

7. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties, and covenants of the Guarantee are true and correct and shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders.

[SIGNATURES APPEAR ON NEXT PAGE]

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[SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTEE]

IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Agreement as of the date first above written and constitutes a sealed instrument.

GUARANTORS :

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By: Penn Virginia Resource GP, LLC, its sole general partner

CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN I, LLC
PVR HAMLIN II, LLC
PVR HAMLIN, L.P.

By: PVR Hamlin I, LLC, its sole general partner

PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC
WISE LLC

ATTEST

	By:		(SEAL)
Name:	Name:	Frank A. Pici
Title:	Title:	Vice President

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[SIGNATURE PAGE TO SECOND AMENDMENT TO GUARANTEE]

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

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